Exhibit 99.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, being the Chief Executive Officer and Chief Financial Officer, respectively, of JLM Industries, Inc. (the “Company”) do each hereby certify that:

(1)   The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the “Report”) which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended.

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at, and for the quarter ended on, March 31, 2003.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 20, 2003	/s/ John L. Macdonald
John L. Macdonald
President and Chief Executive Officer

Dated: May 20, 2003	/s/ Michael Molina
Michael Molina
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)